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                                                                    EXHIBIT 24

                               Bank United Corp.


                               POWER OF ATTORNEY


Know all men by these presents, that such director of Bank United Corp. whose signature appears below and the authorized Representative in the United States whose signature appears below constitutes and appoints Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and steed, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-1 filed with the Securities and Exchange Commission on June 18, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


           Signatures                    Title                      Date
           ----------                    -----                      ----

    /s/ Lewis S. Ranieri                Director                July 18, 1996
- --------------------------------
        Lewis S. Ranieri


  /s/ Salvatore A. Ranieri              Director                July 18, 1996
- --------------------------------
      Salvatore A. Ranieri


      /s/ Scott A. Shay                 Director                July 18, 1996
- --------------------------------
          Scott A. Shay


   /s/ Barry C. Burkholder              Director                July 18, 1996
- --------------------------------
       Barry C. Burkholder


                                        Director                July 18, 1996
- --------------------------------
    Lawrence Chimerine, Ph.D.


     /s/  David M. Golush               Director                July 18, 1996
- --------------------------------
        David M. Golush

                                        Director                July 18, 1996
- --------------------------------
     Paul M. Horwitz, Ph.D.

                                        Director                July 18, 1996
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         Alan E. Master

    /s/  Anthony J. Notrella            Director                July 18, 1996
- --------------------------------
      Anthony J. Notrella

                                        Director                July 18, 1996
- --------------------------------
       Patricia A. Sloan

                                        Director                July 18, 1996
- --------------------------------
      Hendrick R. Wilson III